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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2000

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    0-24737                  76-0470458
     (State or Other       (Commission File Number)         (IRS Employer
     Jurisdiction of                                   Identification Number)
     Incorporation)

                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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   This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

   Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Company's Registration Statement on Form S-3 (Reg. No. 333-83395), as amended and as supplemented by a prospectus supplement dated August 5, 1999.

Item 5. Other Events

   In connection with a previously announced Disposition Agreement between us and France Telecom, on June 5, 2000 France Telecom agreed to sell 29,942,360 shares of our common stock in an underwritten public offering for approximately $693.1 million, net of underwriting discounts. The sale is scheduled to settle on June 8, 2000, and is subject to customary closing conditions. When the offering is closed, France Telecom will relinquish its governance rights in Crown Castle and its subsidiaries. Within thirty days of the closing, France Telecom will sell its remaining interests in Crown Castle to one or more financial institutions, who will agree to a one year lock-up of such shares. For a more detailed description of the transaction, see the Press Release and Amendment No. 1 to the Disposition Agreement, each of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

   (a) Financial statements of businesses acquired.

   --Not applicable.

   (b) Pro forma financial information.

   The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are included herein as Exhibit 2.1:

  (1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the three months ended March 31, 2000

  (2) Notes to Unaudited Pro Forma Condensed Consolidated Statements of
      Operations

  (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000

  (4) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

   (c) Exhibits

 Exhibit No. Description
 ----------- -----------
    2.1      Unaudited Pro Forma Condensed Consolidated Financial Statements of
             Crown Castle International Corp.
    99.1     Press Release dated June 5, 2000.
    99.2     Amendment No. 1 to Disposition Agreement among Crown Castle
             International Corp., Crown Castle UK Holdings Limited, France
             Telecom S.A., Telediffusion de France International S.A., and
             Transmission Future Networks B.V. and the financial institutions that have executed counterpart signature pages thereto, dated June
             5, 2000.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          Crown Castle International Corp.

                                                /s/ Wesley D. Cunningham
                                          By: _________________________________
                                          Name: Wesley D. Cunningham
                                          Title:  Senior Vice President,
                                             Corporate Controller and
                                             Chief Accounting Officer
Date: June 6, 2000

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                                 EXHIBIT INDEX

 Exhibit
   No.   Description
 ------- -----------
 2.1     Unaudited Pro Forma Condensed Consolidated Financial Statements of
         Crown Castle International Corp.
  99.1   Press Release dated June 5, 2000.
  99.2   Amendment No. 1 to Disposition Agreement among Crown Castle
         International Corp., Crown Castle UK Holdings Limited, France Telecom
         S.A., Telediffusion de France International S.A., and Transmission
         Future Networks B.V. and the financial institutions that have executed counterpart signature pages thereto, dated June 5, 2000.

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